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                                                                      Exhibit 24
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                             DIRECTORS AND OFFICERS
                            OF OGLEBAY NORTON COMPANY
                              AND ITS SUBSIDIARIES

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY


         Each of the undersigned officers and directors of Oglebay Norton Company, a Delaware corporation (the "Corporation"), and its subsidiaries, hereby constitutes and appoints John N. Lauer, David H. Kelsey and Jeffrey S. Gray and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the offering for exchange of the 10% Senior Subordinated Notes due 2009, Series B, of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

         EXECUTED as of April 12, 1999.


/s/ Brent D. Baird                              /s/ R. Thomas Green, Jr.
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Brent D. Baird                                  R. Thomas Green, Jr.

/s/ Malvin E. Bank                              /s/ David H. Kelsey
----------------------------                    ------------------------------
Malvin E. Bank                                  David H. Kelsey

/s/ William G. Bares                            /s/ Ralph D. Ketchum
----------------------------                    ------------------------------
William G. Bares                                Ralph D. Ketchum

/s/ James T. Bartlett                           /s/ John N. Lauer
----------------------------                    ------------------------------
James T. Bartlett                               John N. Lauer

/s/ Albert C. Bersticker                        /s/ William G. Pryor
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Albert C. Bersticker                            William G. Pryor

/s/ Michael F. Biehl                            /s/ John D. Weil
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Michael F. Biehl                                John D. Weil

/s/ Jeffrey S. Gray
----------------------------
Jeffrey S. Gray